Fair Value Measurements - Additional Information (Details) - BETTER THERAPEUTICS OPCO [Member] - USD ($)	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Percentage of rate of return for the next financing event scenario		0.08%
Percentage of rate of return for the liquidation event scenario		40.00%
Simple Agreements for Future Equity	$ 39,194,000	$ 11,740
Financial assets at fair value	0	0	$ 0
Financial Liabilities at fair value	$ 0	$ 0	$ 0